UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Gold & Precious Metals Fund

Contents

3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
14 Consolidated Investment Portfolio
18 Consolidated Statement of Assets and Liabilities
20 Consolidated Statement of Operations
21 Consolidated Statement of Changes in Net Assets
22 Consolidated Financial Highlights
27 Notes to Consolidated Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Information About Your Fund's Expenses
44 Tax Information
45 Advisory Agreement Board Considerations and Fee Evaluation
50 Board Members and Officers
56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Process
We invest in securities issued by U.S. and foreign companies engaged in activities related to gold and other precious metals, such as exploration, mining, fabrication, processing and distribution, and in bullion and coins directly. In choosing securities, we use a combination of two analytical disciplines:
Bottom-up research. We look for companies that we believe have strong management and highly marketable securities. We also consider the quality of metals and minerals mined by a company, its fabrication techniques and costs, and its unmined reserves, among other factors.
Growth orientation. We generally look for companies that we believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

During the 12-month period ended October 31, 2013, DWS Gold & Precious Metals Fund returned -47.32% compared to the -47.43% return of its benchmark, the S&P/Citigroup Gold & Precious Metals Index, and underperformed the -47.24% average return for the funds in its Morningstar peer group, Equity Precious Metals Funds.

As these returns would indicate, the past year was an exceptionally challenging time for both precious metals and the related equities. The price of gold fell from $1720.65 /ounce on October 31, 2012 to $1323.10/ounce on the same date in 2013 — a return of -23.10%. Silver and platinum fell -32.76% and -8.64%, respectively, in the same period, while palladium rose 20.26%. Palladium is a key component of the catalytic converters used in automobile exhaust systems, so the metal benefited from the strength in global auto sales.

A number of factors came together to weigh on the price of gold. First, the metal was pressured through the first half of the period ended October 31, 2013 by the strength in the U.S. dollar, which makes gold more expensive for foreign buyers. India's imposition of import constraints on gold also proved to be a headwind for demand. Perhaps most important, however, was the growing competition from other financial assets. An investment in gold, which doesn't pay a coupon, didn't cause investors to suffer much opportunity cost when 10-year U.S. Treasuries were yielding between 1% and 2% — as they were during 2012 and the early part of this year. In contrast, once concerns that the U.S. Federal Reserve Board (the Fed) could taper its quantitative easing (QE) policy caused yields to spike during the second quarter, gold became less attractive on a relative basis. Equities also became a more attractive option amid the "risk-on" environment.

This dynamic contributed to the heavy selling of exchange-traded funds (ETFs) that invest in physical gold. During the past 12 months, in fact, the largest gold ETF — the SPDR Gold Trust — shed nearly $22 billion in assets, about one-third of its asset base. The heavy selling offset the growing demand for jewelry and gold bars by a wide margin, contributing to the downturn in the price of gold.

Mining stocks vastly underperformed the physical metals, based on the -47.43% return of the benchmark. The sector also registered substantial underperformance in comparison to the 25.77% return of the MSCI World Index, which measures the performance of the broader world equity markets. Mining stocks were hit hard not just by the falling prices of precious metals, but also the combined impact of rising input costs and their excessive capital spending of the past five years.

Fund Performance

The fund's negative absolute return reflects the many headwinds faced by precious metals and the related equities during the past year. However, we were able to add value over the index return via certain elements of our positioning. Most notably, we held an average weighting of 8% of assets in gold bullion throughout the course of the past 12 months ending October 31, 2013. While gold finished with a negative return, it comfortably outpaced the return of the S&P/Citigroup Gold & Precious Metals Index.

Certain elements of our positioning within the equity portion of the fund also aided performance. We held an underweight in the industry giant Barrick Gold Corp. for the majority of the period, believing its aggressive capital spending plans would pressure its earnings. This indeed proved to be the case, so our underweight was a positive for relative performance. Given that we elected to increase our position in Barrick beginning in August, the majority of this benefit occurred in the first half of the reporting period.

We added further value through our positions in two stocks that benefited from the outperformance of palladium and platinum, respectively: MMC Norilsk Nickel OJSC and Polyus Gold International Ltd. Norilsk is a Russian company that mines 40% of the world's palladium — meaning that it was in a prime position to capitalize on the combination of the rising demand and falling stockpiles for this industrial metal. Polyus, meanwhile, produces 20% of the world's platinum. We purchased the stock on the basis of its valuation discount to its industry peers — which were largely a function of its Russian domicile — and we benefited as this gap closed. We believe the outperformance of these holdings helps illustrate the potential value of our ability to invest throughout the full range of precious-metals stocks, and not strictly those that are focused on gold.

"We believe that the environment could become increasingly positive for gold stocks, even if an increase in the gold price does not in fact materialize."

Also making important positive contributions to performance were Tahoe Resources, Inc., whose shares were supported by their low valuation and the company's efforts to control costs, and our zero weighting in LionGold Corp.,* a benchmark component that underperformed by a substantial margin.

On the negative side, our top three detractors for the period ending October 31, 2013, were our underweight positions in stocks that outperformed: Alamos Gold, Inc.,* Anglo American Platinum Ltd. and Lonmin PLC.* In addition, two specific small-cap stocks, Colossus Minerals, Inc.* and Detour Gold Corp., were significant detractors from the fund's performance. Both companies issued new equity, thereby diluting existing shareholders. We elected to sell Colossus, but we continue to hold Detour, since it recently declared commercial production.

* Not held in the portfolio as of October 31, 2013.

Outlook and Positioning

While the near-term environment remains unsettled, we remain bullish on gold and gold equities on a long-term basis. We believe gold will be supported by stable demand for jewelry and rising demand from global central banks. In addition, the eventual need for the Fed to taper its quantitative easing (QE) program — which is seen as a negative — may actually prove to be a source of support. It's important to keep in mind that a tapering, which many analysts expect to occur in 2014, will likely lead to higher Treasury yields and rising mortgage rates. Higher mortgage rates, in turn, are a potential headwind to economic growth and may be an obstacle to the housing market recovery. This may cause increased volatility in financial markets, rising investor risk aversion and — by extension — increased demand for gold.

We also believe that the environment could become increasingly positive for gold stocks even if an increase in the gold price does not in fact materialize. The dramatic sell-off in gold prices has forced many mining companies to reassess their prior investment plans, which means that companies are likely to focus less on expansion and more on maximizing profitability from existing assets. We believe a reduction in capital expenditures will support improved earnings and ultimately revive investors' interest in this depressed sector.

Another important factor that may work in the sector's favor is valuation: with gold and precious metals indices close to five-year lows, we believe that most of the bad news is priced into the stocks. Further, price-to-earnings and price-to-book ratios have reached very depressed levels for the overall sector.

These factors formed the basis for our decision to increase the fund's weighting in equities in recent months. We reduced our position in gold bullion from 8.5% of assets midway through the reporting period to just over 2% by the end of October 2013, and we put all of this cash to work in stocks. Generally speaking, we focused on stocks that are either ramping up production or have strong enough balance sheets to fund growth internally and/or weather additional storms in the industry.

Ten Largest Equity Holdings at October 31, 2013 (58.3% of Net Assets)
1. Barrick Gold Corp.	11.2%
2. Goldcorp, Inc.	10.9%
3. Newmont Mining Corp.	5.5%
4. Yamana Gold, Inc.	5.2%
5. Silver Wheaton Corp.	5.1%
6. Randgold Resources Ltd.	4.7%
7. Newcrest Mining Ltd.	4.4%
8. Franco-Nevada Corp.	3.9%
9. Kinross Gold Corp.	3.8%
10. Eldorado Gold Corp.	3.6%
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the fund's consolidated investment portfolio, see page 14. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

We also actively positioned the portfolio to take advantage of opportunities elsewhere outside of the gold miners. We favored platinum and palladium producers on the basis of the positive supply-and-demand profile for these metals. Rising global auto demand — especially from China — has fueled demand, while labor unrest and lower capital expenditures have constricted supply — a positive for the pricing environment. At the same time, we tilted the portfolio away from silver stocks, based on our less favorable forecast for the metal.

Overall, we believe our disciplined, value-oriented approach, together with our ability to adjust the fund's weightings among physical gold, gold stocks and other precious metals, enables us to capitalize on the full range of opportunities in this dynamic asset class.

Portfolio Management Team

Terence P. Brennan, Director

Lead Portfolio Manager of the fund. Joined the fund in 2011.

— Portfolio Manager within RREEF Commodity Advisors.

— Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004-2010).

— Joined Deutsche Asset & Wealth Management in 1999, previously serving as emerging markets analyst covering Eastern Europe. Prior to that, served as emerging market fund analyst at Merrill Lynch Asset Management and held various research and business analyst positions with various financial services firms.

— BA, Fordham University.

Michael J. Bernadiner, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Portfolio Manager for Commodities: New York.

— Joined Deutsche Asset & Wealth Management in 1998 with one year of industry experience. Prior to joining, served as a Research Assistant at UBS Asset Management.

— BS, Stern School of Business, New York University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Equity Precious Metals Funds category represents funds that focus on mining stocks. Though most portfolios concentrate on gold mining stocks, some have significant exposure to silver, platinum and base-metal mining stocks as well. These precious-metal companies are typically based in North America, Australia or South Africa.

Quantitative easing is a government monetary policy whereby government or other securities are purchased from the market in an effort to increase monetary supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Risk on (and risk off) trades refer to the global investment settings and economic patterns under which price behavior responds to, and is driven by, changes in investor risk tolerance. The risk-on risk-off theory states that during periods when risk is perceived to be low, investors tend to invest in higher-risk investments, and when risk is perceived to be high, investors tend to gravitate toward lower-risk investments.

The MSCI World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The Index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

Price-to-earnings (P/E) ratio compares a company's current share price to its per-share earnings.

Price-to-book (P/B) ratio compares a stock's market value with its book value.

Performance Summary October 31, 2013 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-47.32%	4.34%	0.29%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-50.35%	3.11%	-0.30%
S&P 500® Index†	27.18%	15.17%	7.46%
S&P®/Citigroup Gold & Precious Metals Index††	-47.43%	5.06%	1.54%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-47.71%	3.55%	-0.47%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-49.28%	3.41%	-0.47%
S&P 500® Index†	27.18%	15.17%	7.46%
S&P®/Citigroup Gold & Precious Metals Index††	-47.43%	5.06%	1.54%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-47.71%	3.58%	-0.44%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-47.71%	3.58%	-0.44%
S&P 500® Index†	27.18%	15.17%	7.46%
S&P®/Citigroup Gold & Precious Metals Index††	-47.43%	5.06%	1.54%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-47.24%	4.57%	0.52%
S&P 500® Index†	27.18%	15.17%	7.46%
S&P®/Citigroup Gold & Precious Metals Index††	-47.43%	5.06%	1.54%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/13
No Sales Charges	-47.22%	4.65%	-13.19%
S&P 500® Index†	27.18%	15.17%	7.36%
S&P®/Citigroup Gold & Precious Metals Index††	-47.43%	5.06%	-12.41%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2013 are 1.46%, 2.24%, 2.19%, 1.21% and 1.16% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 3, 2008. The performance shown for each index is for the time period of February 29, 2008 through October 31, 2013, which is based on the performance period of the life of Institutional Class.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$8.02	$7.74	$7.72	$8.05	$8.06
10/31/12	$15.36	$14.81	$14.78	$15.42	$15.44
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.12	$.01	$.01	$.14	$.15

Consolidated Investment Portfolio as of October 31, 2013
	Shares	Value ($)

Common Stocks (a) 96.4%
Australia 7.7%
Medusa Mining Ltd.*	465,727	866,048
Newcrest Mining Ltd.	739,055	7,188,208
OceanaGold Corp.* (b)	802,409	1,339,080
Regis Resources Ltd.	969,413	3,195,400
(Cost $18,058,110)		12,588,736
Canada 58.0%
Agnico-Eagle Mines Ltd.	125,550	3,728,028
AuRico Gold, Inc.	516,600	2,145,378
B2Gold Corp.*	874,695	2,164,401
Barrick Gold Corp.	946,816	18,415,987
Continental Gold Ltd.*	328,745	1,245,425
Detour Gold Corp.*	213,549	1,745,013
Eldorado Gold Corp.	872,913	5,885,559
Franco-Nevada Corp.	141,557	6,368,809
Goldcorp, Inc.	703,130	17,911,219
Kinross Gold Corp.	1,220,909	6,206,126
Kirkland Lake Gold, Inc.*	283,434	989,498
New Gold, Inc.*	839,931	4,930,109
Osisko Mining Corp.*	372,194	1,816,974
Pan American Silver Corp.	85,702	910,735
Rubicon Minerals Corp.*	702,203	969,810
Silver Wheaton Corp.	370,410	8,405,410
Teranga Gold Corp. (CDI)* (c)	688,804	403,641
Torex Gold Resources, Inc.*	1,997,187	2,221,970
Yamana Gold, Inc.	856,735	8,496,274
(Cost $133,910,849)		94,960,366
Mexico 2.2%
Fresnillo PLC (d) (Cost $5,470,912)	236,784	3,683,065
Peru 0.9%
Compania de Minas Buenaventura SA (ADR) (Cost $3,621,826)	100,466	1,456,757
Russia 1.3%
MMC Norilsk Nickel OJSC (ADR) (Cost $1,869,218)	138,971	2,104,021
South Africa 10.7%
Anglo American Platinum Ltd.*	56,570	2,277,406
AngloGold Ashanti Ltd.	290,981	4,414,298
Gold Fields Ltd.	627,226	2,918,094
Harmony Gold Mining Co., Ltd.	501,605	1,724,258
Impala Platinum Holdings Ltd.	447,787	5,396,011
Sibanye Gold Ltd.	627,226	883,529
(Cost $33,457,191)		17,613,596
United Kingdom 6.4%
Polyus Gold International Ltd.	916,541	2,832,289
Randgold Resources Ltd.	103,440	7,662,447
(Cost $12,426,824)		10,494,736
United States 9.2%
Argonaut Gold, Inc.*	256,248	1,425,443
Newmont Mining Corp.	331,919	9,048,112
Tahoe Resources, Inc.*	237,179	4,554,092
(Cost $20,380,062)		15,027,647
Total Common Stocks (Cost $229,194,992)		157,928,924

Exchange-Traded Funds 0.5%
ETFS Physical Palladium Trust*	1,856	133,539
SPDR Gold Trust*	4,939	630,908
Total Exchange-Traded Funds (Cost $527,992)		764,447

	Troy Ounces	Value ($)

Commodities 2.3%
Gold Bullion* (Cost $2,370,386)	2,880	3,810,763

	Shares	Value ($)

Cash Equivalents 1.0%
Central Cash Management Fund, 0.06% (e) (Cost $1,716,336)	1,716,336	1,716,336

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $233,809,706)†	100.2	164,220,470
Other Assets and Liabilities, Net	(0.2)	(358,892)
Net Assets	100.0	163,861,578

* Non-income producing security.

† The cost for federal income tax purposes was $260,975,994. At October 31, 2013, net unrealized depreciation for all securities based on tax cost was $96,755,524. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,588,452 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $104,343,976.

(a) Securities are listed in country of domicile.

(b) Listed on the Toronto Stock Exchange.

(c) Listed on the Australian Securities Exchange.

(d) Listed on the London Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

CDI: Chess Depositary Interest

ETFS: Exchange Traded Funds Securities

SPDR: Standard & Poor's Depositary Receipt

At October 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Gold 100 oz Futures	USD	12/27/2013	1	132,370	7,527
Platinum Futures	USD	1/29/2014	1	72,420	852
Silver Futures	USD	12/27/2013	1	109,335	(5,869)
Total net unrealized appreciation					2,510

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$1,339,080	$11,249,656	$—	$12,588,736
Canada	94,556,725	403,641	—	94,960,366
Mexico	—	3,683,065	—	3,683,065
Peru	1,456,757	—	—	1,456,757
Russia	2,104,021	—	—	2,104,021
South Africa	—	17,613,596	—	17,613,596
United Kingdom	—	10,494,736	—	10,494,736
United States	15,027,647	—	—	15,027,647
Exchange-Traded Funds	764,447	—	—	764,447
Commodities	3,810,763	—	—	3,810,763
Short-Term Investments	1,716,336	—	—	1,716,336
Derivatives (f) Future Contracts	8,379	—	—	8,379
Total	$120,784,155	$43,444,694	$—	$164,228,849
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (f) Futures Contracts	$(5,869)	$—	$—	$(5,869)
Total	$(5,869)	$—	$—	$(5,869)

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $232,093,370)	$162,504,134
Investment in Central Cash Management Fund (cost $1,716,336)	1,716,336
Total investments in securities, at value (cost $233,809,706)	164,220,470
Cash	159
Foreign currency, at value (cost $80,997)	78,795
Deposit with broker for futures contracts	24,640
Receivable for Fund shares sold	44,278
Dividends receivable	78,164
Interest receivable	5,413
Due from Advisor	2,348
Other assets	14,012
Total assets	164,468,279
Liabilities
Payable for Fund shares redeemed	254,572
Payable for variation margin on futures contracts	9,715
Accrued management fee	95,108
Accrued Trustees' fees	2,018
Other accrued expenses and payables	245,288
Total liabilities	606,701
Net assets, at value	163,861,578
Net Assets Consist of
Accumulated distributions in excess of net investment income	(5,089,847)
Net unrealized appreciation (depreciation) on: Investments	(69,589,236)
Futures	2,510
Foreign currency	(2,292)
Accumulated net realized gain (loss)	(88,851,199)
Paid-in capital	327,391,642
Net assets, at value	$163,861,578

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($40,567,403 ÷ 5,057,881 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.02
Maximum offering price per share (100 ÷ 94.25 of $8.02)	$8.51
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,142,572 ÷ 147,655 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.74
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,009,834 ÷ 2,073,754 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.72
Class S Net Asset Value, offering and redemption price(a) per share ($105,204,759 ÷ 13,061,665 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.05
Institutional Class Net Asset Value, offering and redemption price(a) per share ($937,010 ÷ 116,235 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.06

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $325,895)	$2,933,453
Income distributions — Central Cash Management Fund	5,428
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	67,965
Total income	3,006,846
Expenses: Management fee	1,997,292
Administration fee	239,197
Services to shareholders	473,507
Distribution and service fees	421,673
Custodian fee	56,922
Professional fees	134,134
Reports to shareholders	48,000
Registration fees	65,850
Trustees' fees and expenses	9,498
Other	26,781
Total expenses before expense reductions	3,472,854
Expense reductions	(817,527)
Total expenses after expense reductions	2,655,327
Net investment income (loss)	351,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(49,007,289)
Futures	(247,067)
Foreign currency	(119,959)
(49,374,315)
Change in net unrealized appreciation (depreciation) on: Investments	(121,679,981)
Futures	(236,315)
Foreign currency	(2,436)
(121,918,732)
Net gain (loss)	(171,293,047)
Net increase (decrease) in net assets resulting from operations	$(170,941,528)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$351,519	$(1,490,048)
Net realized gain (loss)	(49,374,315)	(27,136,980)
Change in net unrealized appreciation (depreciation)	(121,918,732)	(26,734,326)
Net increase (decrease) in net assets resulting from operations	(170,941,528)	(55,361,354)
Distributions to shareholders: From net investment income: Class A	(741,590)	(100,492)
Class B	(2,195)	—
Class C	(34,646)	—
Class S	(2,043,631)	(966,419)
Institutional Class	(156,288)	(7,439)
Net realized gains: Class A	—	(21,815,516)
Class B	—	(2,051,505)
Class C	—	(9,749,527)
Class S	—	(45,217,052)
Institutional Class	—	(259,333)
Total distributions	(2,978,350)	(80,167,283)
Fund share transactions: Proceeds from shares sold	58,861,505	62,739,495
Reinvestment of distributions	2,746,733	73,680,858
Payments for shares redeemed	(103,128,530)	(131,119,799)
Redemption fees	13,832	24,320
Net increase (decrease) in net assets from Fund share transactions	(41,506,460)	5,324,874
Increase (decrease) in net assets	(215,426,338)	(130,203,763)
Net assets at beginning of period	379,287,916	509,491,679
Net assets at end of period (including accumulated distributions in excess of net investment income of $5,089,847 and $9,520,455, respectively)	$163,861,578	$379,287,916

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended October 31,
Class A	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$15.36		$20.83		$24.54	$17.61		$9.42
Income (loss) from investment operations: Net investment income (loss)a	.01		(.06)		(.17)	(.16)		(.13)
Net realized and unrealized gain (loss)	(7.23)		(2.05)		(.97)	7.38		8.89
Total from investment operations	(7.22)		(2.11)		(1.14)	7.22		8.76
Less distributions from: Net investment income	(.12)		(.02)		(1.39)	(.30)		—
Net realized gains	—		(3.34)		(1.18)	—		(.57)
Total distributions	(.12)		(3.36)		(2.57)	(.30)		(.57)
Increase from regulatory settlements	—		—		—	.01	d	—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$8.02		$15.36		$20.83	$24.54		$17.61
Total Return (%)b	(47.32	)c	(10.14	)c	(5.61)	41.52	d	95.57	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41		99		141	182		149
Ratio of expenses before expense reductions (%)	1.54		1.46		1.41	1.42		1.53
Ratio of expenses after expense reductions (%)	1.18		1.37		1.41	1.42		1.42
Ratio of net investment income (loss) (%)	.08		(.37)		(.78)	(.77)		(.84)
Portfolio turnover rate (%)	36		41		95	27		55
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$14.81		$20.35		$23.98	$17.21		$9.28
Income (loss) from investment operations: Net investment income (loss)a	(.08)		(.19)		(.34)	(.30)		(.23)
Net realized and unrealized gain (loss)	(6.98)		(2.01)		(.93)	7.21		8.73
Total from investment operations	(7.06)		(2.20)		(1.27)	6.91		8.50
Less distributions from: Net investment income	(.01)		—		(1.18)	(.15)		—
Net realized gains	—		(3.34)		(1.18)	—		(.57)
Total distributions	(.01)		(3.34)		(2.36)	(.15)		(.57)
Increase from regulatory settlements	—		—		—	.01	d	—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$7.74		$14.81		$20.35	$23.98		$17.21
Total Return (%)b	(47.71	)c	(10.92	)c	(6.28)	40.47	d	94.16	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		5		14	24		29
Ratio of expenses before expense reductions (%)	2.34		2.24		2.17	2.13		2.29
Ratio of expenses after expense reductions (%)	1.93		2.22		2.17	2.13		2.16
Ratio of net investment income (loss) (%)	(.75)		(1.22)		(1.54)	(1.49)		(1.58)
Portfolio turnover rate (%)	36		41		95	27		55
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.009 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$14.78		$20.30		$23.94	$17.18		$9.26
Income (loss) from investment operations: Net investment income (loss)a	(.07)		(.17)		(.33)	(.29)		(.23)
Net realized and unrealized gain (loss)	(6.98)		(2.01)		(.94)	7.19		8.72
Total from investment operations	(7.05)		(2.18)		(1.27)	6.90		8.49
Less distributions from: Net investment income	(.01)		—		(1.19)	(.15)		—
Net realized gains	—		(3.34)		(1.18)	—		(.57)
Total distributions	(.01)		(3.34)		(2.37)	(.15)		(.57)
Increase from regulatory settlements	—		—		—	.01	d	—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$7.72		$14.78		$20.30	$23.94		$17.18
Total Return (%)b	(47.71	)c	(10.84	)c	(6.29)	40.48	d	94.25	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		42		62	81		70
Ratio of expenses before expense reductions (%)	2.31		2.19		2.14	2.10		2.23
Ratio of expenses after expense reductions (%)	1.93		2.17		2.14	2.10		2.16
Ratio of net investment income (loss) (%)	(.67)		(1.17)		(1.51)	(1.45)		(1.58)
Portfolio turnover rate (%)	36		41		95	27		55
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.010 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$15.42		$20.93		$24.65	$17.69		$9.44
Income (loss) from investment operations: Net investment income (loss)a	.04		(.03)		(.11)	(.10)		(.09)
Net realized and unrealized gain (loss)	(7.27)		(2.07)		(.96)	7.40		8.91
Total from investment operations	(7.23)		(2.10)		(1.07)	7.30		8.82
Less distributions from: Net investment income	(.14)		(.07)		(1.47)	(.35)		—
Net realized gains	—		(3.34)		(1.18)	—		(.57)
Total distributions	(.14)		(3.41)		(2.65)	(.35)		(.57)
Increase from regulatory settlements	—		—		—	.01	c	—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$8.05		$15.42		$20.93	$24.65		$17.69
Total Return (%)	(47.24	)b	(9.99	)b	(5.31)	41.86	c	96.03	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105		231		291	350		270
Ratio of expenses before expense reductions (%)	1.27		1.21		1.14	1.15		1.21
Ratio of expenses after expense reductions (%)	.93		1.19		1.14	1.15		1.17
Ratio of net investment income (loss) (%)	.34		(.19)		(.51)	(.50)		(.59)
Portfolio turnover rate (%)	36		41		95	27		55
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$15.44		$20.97		$24.72	$17.73		$9.45
Income (loss) from investment operations: Net investment income (loss)a	(.01)		(.02)		(.09)	(.08)		(.07)
Net realized and unrealized gain (loss)	(7.22)		(2.07)		(.97)	7.42		8.92
Total from investment operations	(7.23)		(2.09)		(1.06)	7.34		8.85
Less distributions from: Net investment income	(.15)		(.10)		(1.51)	(.36)		—
Net realized gains	—		(3.34)		(1.18)	—		(.57)
Total distributions	(.15)		(3.44)		(2.69)	(.36)		(.57)
Increase from regulatory settlements	—		—		—	.01	c	—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00 *
Net asset value, end of period	$8.06		$15.44		$20.97	$24.72		$17.73
Total Return (%)	(47.22	)b	(9.94	)b	(5.28)	42.05	c	96.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2		2	47		26
Ratio of expenses before expense reductions (%)	1.14		1.16		1.02	1.00		1.07
Ratio of expenses after expense reductions (%)	.93		1.14		1.02	1.00		1.07
Ratio of net investment income (loss) (%)	(.05)		(.14)		(.39)	(.36)		(.49)
Portfolio turnover rate (%)	36		41		95	27		55
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. Excluding these non-recurring payments, total return would have been 0.06% lower.
* Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") is a non-diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary, DWS Cayman Precious Metals Fund, Inc., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals; commodity-linked derivative instruments, such as swaps, futures; and exchange traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of October 31, 2013, the Fund held $4,917,268 in the Subsidiary, representing 3.0% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities, exchange traded funds ("ETFs") and commodities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities, ETFs or commodities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation and are categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's consolidated financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at October 31, 2013.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain direct investments in commodities and investments in commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodities and commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $69,192,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($24,276,000) and long-term losses ($44,916,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures, investments in passive foreign investment companies, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(69,192,000)
Net unrealized appreciation (depreciation) on investments	$(96,755,524)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$2,978,350	$1,052,846
Distributions from long-term capital gains	$—	$79,114,437

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $314,000 to $3,003,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the period ended October 31, 2013, the Fund entered into options to gain exposure to the underlying security without investing directly in the security.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased or written option contracts as of October 31, 2013. For the year ended October 31, 2013, the Fund invested in purchased option contracts with total values ranging from $0 to approximately $129,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Commodity Contracts (a)	$8,379
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (a)	$(5,869)
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Futures Contracts	Total
Equity Contracts (a)	$(25,856)	$—	$(25,856)
Commodity Contracts (b)	—	(247,067)	(247,067)
	$(25,856)	$(247,067)	$(272,923)
Each of the above derivatives are located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) on investments (includes purchased options)
(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (a)	$(236,315)
The above derivative is located in the following Consolidated Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $87,312,548 and $146,978,238, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.835%
Over $500 million of such net assets	.785%

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.18%
Class B	1.93%
Class C	1.93%
Class S	.93%
Institutional Class	.93%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the year ended October 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $408,748, and the amount charged aggregated $1,588,544, which was equivalent to an annual effective rate of 0.66% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $239,197, of which $13,976 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$59,182	$58,628	$554
Class B	2,914	2,892	22
Class C	14,910	14,682	228
Class S	152,533	151,170	1,363
Institutional Class	334	301	33
	$229,873	$227,673	$2,200

In addition, for the year ended October 31, 2013, the Advisor reimbursed $87,157 and $1,386 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$19,407	$742
Class C	187,283	10,177
	$206,690	$10,919

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$146,307	$53,195	$20,859	.15%
Class B	6,429	3,378	1,364	.12%
Class C	62,247	35,990	5,032	.11%
	$214,983	$92,563	$27,255

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013, aggregated $15,761.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $15,035 and $2,422, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $142 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $18,669, of which $7,186 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 11, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 11, 2012 through October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $6,768.

E. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold bullion and gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans as of October 31, 2013.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,169,280	$12,313,766	1,065,557	$16,488,902
Class B	5,888	63,470	10,700	163,145
Class C	384,147	4,285,894	545,698	7,990,181
Class S	2,666,427	25,955,629	2,423,184	36,789,621
Institutional Class	1,169,986	16,242,746	96,251	1,307,646
		$58,861,505		$62,739,495
Shares issued to shareholders in reinvestment of distributions
Class A	52,043	$695,285	1,339,658	$20,536,961
Class B	154	2,003	129,460	1,927,662
Class C	2,275	29,439	556,702	8,267,025
Class S	139,245	1,864,384	2,777,144	42,682,453
Institutional Class	11,605	155,622	17,344	266,757
		$2,746,733		$73,680,858
Shares redeemed
Class A	(2,615,120)	$(27,076,021)	(2,711,002)	$(41,165,924)
Class B	(227,314)	(2,387,485)	(459,531)	(6,961,915)
Class C	(1,144,052)	(11,632,544)	(1,336,641)	(19,630,863)
Class S	(4,743,589)	(48,638,722)	(4,084,097)	(61,789,595)
Institutional Class	(1,166,430)	(13,393,758)	(103,884)	(1,571,502)
		$(103,128,530)		$(131,119,799)
Redemption fees		$13,832		$24,320
Net increase (decrease)
Class A	(1,393,797)	$(14,061,721)	(305,787)	$(4,138,733)
Class B	(221,272)	(2,322,012)	(319,371)	(4,871,104)
Class C	(757,630)	(7,317,170)	(234,241)	(3,372,088)
Class S	(1,937,917)	(20,810,168)	1,116,231	17,703,733
Institutional Class	15,161	3,004,611	9,711	3,066
		$(41,506,460)		$5,324,874

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Securities Trust and the Shareholders of DWS Gold & Precious Metals Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of DWS Gold & Precious Metals Fund (the "Fund") and its subsidiary at October 31, 2013, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as "consolidated financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$854.10	$851.50	$851.20	$854.60	$854.70
Expenses Paid per $1,000*	$5.51	$9.01	$9.01	$4.35	$4.39
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,019.26	$1,015.48	$1,015.48	$1,020.52	$1,020.47
Expenses Paid per $1,000*	$6.01	$9.80	$9.80	$4.74	$4.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Gold & Precious Metals Fund	1.18%	1.93%	1.93%	.93%	.94%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 16% of the income dividends paid during the Fund's fiscal year ended October 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,586,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Gold & Precious Metals Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were approximately at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2008 contract renewal process, DIMA agreed to reduce the Fund's contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale.The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Share Price	To obtain the fund's most recent share price, go to dws-investments.com or call (800) 728-3337.
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDBX	SDGCX	SCGDX	SCGIX
CUSIP Number	23337E 105	23337E 204	23337E 303	23337E 501	23337E 600
Fund Number	419	619	719	2019	1419

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DGPMF-2
(R-024964-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GOLD & PRECIOUS METALS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$93,610	$0	$0	$0
2012	$93,577	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013